UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
                                              Pursuant to Section 13 or 15(d)
                                           of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2008

SILICON IMAGE, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-26887		77-0396307
(Commission File Number)		(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA		94085
(Address of Principal Executive Offices)		(Zip Code)

(408) 616-4000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b) and (e). DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 31, 2008, the Registrant entered into a Separation and General Release Agreement (the “Separation Agreement”) with Dale Zimmerman, the Registrant’s Vice President, Worldwide Marketing, and a named executive officer in the Registrant’s proxy statement for its 2008 Annual Meeting of Stockholders.  The Registrant and Mr. Zimmerman have agreed that, beginning January 1, 2009,  Mr. Zimmerman would be relieved of his regular duties and, during a separation period from January 1, 2009 through June 30, 2009, or such earlier date on which Mr. Zimmerman chooses to terminate his employment (the “Separation Period”), he would provide services to the Registrant on an as needed basis at the option of the Registrant, unless earlier terminated for cause.  Under the terms of the Separation Agreement, subject to Mr. Zimmerman’s delivery to the Registrant of a signed general release of claims in favor of the Registrant, Mr. Zimmerman will continue to receive payment of his current base salary, will continue to vest in his existing equity awards and will be paid his COBRA insurance premiums until the conclusion of the Separation Period.

Under the terms of the Separation Agreement, Mr. Zimmerman has agreed to execute and deliver a second general release of claims in favor of the Registrant on or after the conclusion of the Separation Period.  In consideration of the second general release of claims, Mr. Zimmerman will receive payment for the paid time off (PTO) that Mr. Zimmerman would have accrued during the Separation Period had he remained on active, full time employment.  In the event Mr. Zimmerman terminates the Separation Agreement prior to the conclusion of the Separation Period, Mr. Zimmerman would receive additional consideration for the second general release of claims equal to his base salary and his COBRA insurance premiums for the remainder of the Separation Period, and he would no longer be required to provide services to the Registrant.

The Separation Agreement contains certain other provisions, including agreements by Mr. Zimmerman to continue to comply with the terms of his Employee Inventions and Confidentiality Agreement and to return all of the Registrant’s property and confidential and proprietary information in his possession to Registrant at the conclusion of the Separation Period and not to solicit any of the Registrant’s employees for a period of eighteen months and not to interfere in any customer or client relationship.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 7, 2009                                                                                                              SILICON IMAGE, INC.

                                        By: /s/ Edward Lopez

                                      Edward Lopez
                                      Chief Legal Officer